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DELAWARE GOLDEN MEDALLION                                    FIRST ALLMERICA FINANCIAL LIFE
VARIABLE ANNUITY APPLICATION         [LOGO]                   INSURANCE AND ANNUITY COMPANY
                                                    440 Lincoln Street, Worcester, MA 01653

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  1. OWNER(S)                   Please Print Clearly
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  First                         MI                       Last

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  Street Address

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  City                          State                     Zip

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  Social Security/Tax I.D.    | Date of Birth/Trust      | / / Male
            -           -     |      /        /          | / / Female
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  Daytime Telephone
  (         )
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  JOINT OWNER First             MI                       Last

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  Street Address

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  City                          State                     Zip

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  Social Security/Tax I.D.    |    Date of Birth         | / / Male
            -           -     |      /        /          | / / Female
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  Daytime Telephone
  (         )
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  2. ANNUITANT(S)               Please Print Clearly
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  First                         MI                       Last

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  Social Security/Tax I.D.    |    Date of Birth         | / / Male
            -           -     |      /        /          | / / Female
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  JOINT ANNUITANT First         MI                       Last

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  Social Security/Tax I.D.    |    Date of Birth         | / / Male
            -           -     |      /        /          | / / Female
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  3. BENEFICIARY (If beneficiary is a trust, provide date of trust)
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  If there are Joint Owners, the survivor is always Primary Beneficiary.


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  Primary Beneficiary                             Relationship to Owner

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  Contingent Beneficiary                          Relationship to Owner

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  4. OPTIONAL RIDERS
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  I/We elect: / / Enhanced Death Benefit

              / / _____________________________________________________

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  5. TYPE OF PLAN TO BE ISSUED:
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  / / Nonqualified                           / / IRA
  / / Nonqualified Def. Comp.                / / Roth IRA
  / / 401(a) Pension/Profit Sharing*         / / SEP-IRA*
  / / 401(k) Profit Sharing*
  / / 403(b) TSA*

  *Attach required additional forms. Existing Case #____________________

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  6. INITIAL PAYMENT
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  Initial Payment $________________________________________________________

                     Make check payable to Allmerica Financial

  If IRA, Roth IRA or SEP-IRA application, this payment is a:
  / / Rollover/Conversion                / / Trustee to Trustee Transfer
  / / Payment for Tax Year _______________

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  7. ALLOCATION OF PAYMENTS
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  _____% Growth & Income Series            _____% AIM Growth
  _____% Devon Series                      _____% AIM High Yield
  _____% Growth Opportunities Series       _____% AIM International
  _____% U.S. Growth Series                _____% AIM Value
  _____% Select Growth Series              _____% Alger Lev AllCap
  _____% Social Awareness Series           _____% Alger MidCap Growth
  _____% REIT Series                       _____% Alger Small Cap
  _____% Small Cap Value Series            _____% Alliance Growth
  _____% Trend Series                      _____% Alliance Gro & Inc
  _____% Technology & Innovation Series    _____% Alliance Prem Growth
  _____% International Equity Series       _____% Alliance Technology
  _____% Emerging Markets Series           _____% Franklin Mut Shares
  _____% Balanced Series                   _____% Franklin Small Cap
  _____% Convertible Securities Series     _____% Pioneer Emerg Mkts
  _____% High Yield Series                 _____% Pioneer Mid-Cap Valu
  _____% Capital Reserves Series           _____% Templeton Growth Sec
  _____% Strategic Income Series           _____% Templeton Intl Sec
  _____% Cash Reserve Series               _____% Fixed Account
  _____% Global Bond Series

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  8. AUTOMATIC ACCOUNT REBALANCING (AAR)
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  / / I/We elect AUTOMATIC ACCOUNT REBALANCING (AAR) among the above variable accounts:

  / / Monthly  / / Quarterly  / / Semi-annually  / / Annually

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  9. DOLLAR COST AVERAGING
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  (NOT AVAILABLE WITH AUTOMATIC ACCOUNT REBALANCING)
  Please transfer $______________ from (check ONE source account):
                   ($100 minimum)
  (Be sure you have allocated money to the Source Account in Section 7.)
  FROM: / / Fixed Account             / / Capital Reserves
        / / Cash Reserve              / / Strategic Income

  / / Monthly  / / Quarterly  / / Semi-annually  / / Annually

  TO: (Check one) / / $ or / / %

  _____ Growth & Income Series            _____ Global Bond Series
  _____ Devon Series                      _____ AIM Growth
  _____ Growth Opportunities Series       _____ AIM High Yield
  _____ U.S. Growth Series                _____ AIM International
  _____ Select Growth Series              _____ AIM Value
  _____ Social Awareness Series           _____ Alger Lev AllCap
  _____ REIT Series                       _____ Alger MidCap Growth
  _____ Small Cap Value Series            _____ Alger Small Cap
  _____ Trend Series                      _____ Alliance Growth
  _____ Technology & Innovation Series    _____ Alliance Gro & Inc
  _____ International Equity Series       _____ Alliance Prem Growth
  _____ Emerging Markets Series           _____ Alliance Technology
  _____ Balanced Series                   _____ Franklin Mut Shares
  _____ Convertible Securities Series     _____ Franklin Small Cap
  _____ High Yield Series                 _____ Pioneer Emerg Mkts
  _____ Capital Reserves Series           _____ Pioneer Mid-Cap Valu
  _____ Strategic Income Series           _____ Templeton Growth Sec
  _____ Cash Reserve Series               _____ Templeton Intl Sec

        DCA INTO THE FIXED ACCOUNT OR GUARANTEE PERIOD ACCOUNT
        IS NOT AVAILABLE.

10876DG NY                                                (12/00) GDM-APPNY
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  10. REPLACEMENT
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  Will the proposed certificate replace or change any existing annuity or insurance policy?  / / Yes  / / No

  (If yes, list company name and policy number.)___________________________

  _________________________________________________________________________

  _________________________________________________________________________

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  11. REMARKS
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  _________________________________________________________________________

  _________________________________________________________________________

  _________________________________________________________________________

  _________________________________________________________________________

  _________________________________________________________________________

  _________________________________________________________________________

  _________________________________________________________________________

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  12. SYSTEMATIC WITHDRAWALS ($100 MINIMUM)
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  A.  Frequency (Please choose one):
      / / Monthly  / / Quarterly  / / Semi-annually  / / Annually
   Withdrawals begin later of 15 days after issue or ___/___/___.

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  B.  Program (Please choose one):
      1. / / Systematic Withdrawal without surrender charge
             / / Maximum (15% of payment)
             / / $_______________ per frequency

      2. / / Systematic Withdrawal (Amounts in excess of maximum may incur surrender charges)
             / / $_______________ per frequency
             / / %_______________ per frequency

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  C.  Withdraw from:
      / / Pro-Rata from all accounts,
  OR: _________% From ______________________________________________________
      _________% From ______________________________________________________
      _________% From ______________________________________________________
      _________% From ______________________________________________________

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  D.  PLEASE / / Do Not Withhold Federal Income Taxes
             / / Do Withhold at 10% or ______________ (% or $)

  E. / / I/We wish to use Electronic Funds Transfer (Direct Deposit). I/We authorize Allmerica Financial to correct electronically any overpayments or erroneous credits made to my contract.
                              ATTACH VOIDED CHECK

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  13. SIGNATURES
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  I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete. I/We agree to all terms and conditions as shown on the front and back. It is indicated and agreed that only statements which are to be construed as the basis of the certificate are those contained in the application. I/We acknowledge receipt of a current prospectus describing the certificate applied for. If IRA, Roth, or SEP-IRA application, I/we received a Disclosure Buyer's Guide. I/WE UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE
  VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNTS AND ALL PAYMENTS.

  ___________________________________________________________________________________________
  Signature of Owner     Date              Signature of Joint Owner           Date

  ___________________________________________________________________________________________
  Signed at (City and State)
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  14. REGISTERED REPRESENTATIVE/DEALER INFORMATION
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  DOES THE CERTIFICATE APPLIED FOR REPLACE AN EXISTING ANNUITY OR LIFE
  INSURANCE POLICY?  / / YES (ATTACH REPLACEMENT FORMS AS REQUIRED) / / NO
  I certify that the information provided by the owner has been accurately recorded; a current prospectus was delivered; no written sales materials other than those approved by the Principal Office were used; and I have reasonable grounds to believe the purchase of the certificate applied for is suitable for the owner.

                                               -       -
  _______________________________________________________________ |_____| (___)__________________________
  Signature of Registered Representative          SSN#            TR Code             Telephone

  _______________________________________________________________________________________________________
  Printed Name of Registered Representative

  _______________________________________________________________________________________________________
  Printed Name of Broker/Dealer                           B/D Client Acct. #

  ________________________________________________________(___)__________________________________________
  Branch Office Street Address for Contract Delivery      Telephone

10876DG NY                                                (12/00) GDM-APPNY
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